Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
     7/27/98

Restricting Events
 A) Average Cumulative Net Loss Ratio
                (a)    The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                    no

                      Initial ADCB                                                                              273,826,503.00

                                                                                                          ADCB of
                                               ADCB of                                Cumulative         Cumulative
                                             Cumulative          Cumulative      Defaulted Contracts      Net Loss
                                         Defaulted Contracts     Recoveries       net of Recoveries        Ratio

                      2 months prior        1,097,554.12         314,604.74           782,949.38             0.29%
                      1 month prior         1,097,554.12         353,201.37           744,352.75             0.27%
                      Current               1,154,660.00         393,678.99           760,981.01             0.28%
                      Average               1,116,589.41         353,828.37           762,761.05             0.28%

                      Annualized maximum Cumulative Net Loss Ratio                                           1.00%
                      Average Cumulative Net Loss Ratio                                                      0.28%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the
     Contract Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                                                            no

C) An Event of Default has occurred and is continuing (yes/no)                                                         no

               (a)    failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)        no

               (b)    failure to pay the then outstanding principal amount of any Note, if any, on its                 no
                      related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                       no

Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
         7/27/98

Obligor Event Trigger Determination

     The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / n/a)                   yes
     If the current period is less than 16 months after the closing date, one of the top five Obligors,
       as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                 no

     The Obligor Event has been cured (yes, if any of following is yes / no, if each of following is                   n/a
        a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                              n/a
            no / n/a if not applicable)
        b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries              n/a
            are expected
        c)  a Successor Servicer has been appointed                                                                    n/a


An Obligor Event has occurred and is continuing                                                                        n/a


10% Substitution Limit Calculation

     ADCB as of the Cut-off Date:                                                                                 273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                       0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                           0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds                    no
     10% (yes/no)

5% Skipped Payment Limit Calculation

     The percent of contracts with Skipped Payment modifications                                                       0.00%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                    no
     Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                    n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)

            (i)  The ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities     0.00%
                 exceeds 1.13% of the ADCB of the Contract Pool                                                         no

           (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88%      2.06%
                 of the ADCB of the Contract Pool                                                                       no

          (iii)  The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured    4.16%
                 by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the Contract Pool                no

           (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured by   18.68%
                 ADCB as of the date of determination) exceeds 24.79% of the ADCB of the Contract Pool                  no

            (v)  The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of      17.23%
                 such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                       no

           (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the            12.32%
                 United States exceeds 17.73% of the ADCB of the Contract Pool                                          no


Heller Equipment Asset Receivables Trust 1997-1
-------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
         7/27/98
                                                                                               Collection              Reserve
                                                                                                 Account                 Fund
                                                                                                 -------                 ----
Beginning Account Balance                                                                             0.00           2,738,265.00
Investment Earnings                                                                              37,825.96              11,410.72

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads        6,575,680.48
Add: Prepayment Amounts                                                                       1,436,537.94
Add: Recoveries                                                                                  40,447.62
Add: Investment Earnings                                                                         37,825.96              11,410.72
Add: Late Charges                                                                                 3,846.92
Add: Expired Lease Proceeds                                                                           0.00
Add: Servicer Advances                                                                                0.00



Available Amounts                                                                             8,094,368.92           2,749,675.72
-----------------


Payments on Distribution Date
-----------------------------

   (A) **   Indenture Trustee Fees (first in funds allocation during a Restricting Event              0.00
                 or an Event of Default)
     (A)    Unreimbursed Servicer Advances                                                            0.00

     (B)    Monthly Servicing Fee, due and accrued, including any amounts unpaid                 72,653.89

     (C)    Class A-1 Notes interest, due and accrued, including any amounts unpaid                   0.00

     (D)    Class A-2 Notes interest, due and accrued, including any amounts unpaid             844,106.10

     (E)    Class B Notes interest, due and accrued, including any amounts unpaid                36,798.72

     (F)    Class C Notes interest, due and accrued, including any amounts unpaid                25,211.84

     (G)    Class D Notes interest, due and accrued, including any amounts unpaid                30,818.78

     (H)    The Class A-1 Principal Payment Amount                                                    0.00

     (I)    The Class A-2 Principal Payment Amount                                            6,400,198.61

     (J)    The Class B Principal Payment Amount                                                274,294.22

     (K)    The Class C Principal Payment Amount                                                182,862.81

     (L)    The Class D Principal Payment Amount                                                227,423.94

     (M)    Amounts required to meet the Reserve Fund Amount                                          0.00                   0.00

    (B)*    Monthly Servicing Fee, due and accrued, including any amounts unpaid                      0.00
            (applicable only if an Obligor Event has occurred and is continuing)


     (N)    Any excess to Certificateholders                                                          0.00

Distributions to Noteholders and Certificateholders                                           8,094,368.91              11,410.72

Ending balance of accounts                                                                            0.00           2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------

Heller Financial Inc.- Servicer
Monthly Report - Schedules
        7/27/98
        A Restricting Event has occurred and is continuing (yes\no)                          no

        Trustee Fees (only in the event of a Restricting Event or an Event of Default)                 0.00


Unreimbursed Servicer Advances
------------------------------

   (i)   Current month Unreimbursed Servicer Advances                                                  0.00

   (ii)  Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                    0.00

   (iii) Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                       0.00

   (iv)  Unreimbursed Servicer Advances distributed                                                    0.00

         Unpaid Unreimbursed Servicer Advances (or arrearage)                                          0.00

Servicing Fee Schedule
----------------------

   (i)   Servicing Fee Percentage                                                                      0.50%

   (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                    174,369,335.36

   (iii) Servicing Fee ( ( (i) / 12 ) x (ii) )                                                    72,653.89

   (iv)  Servicing Fee accrued but not paid in prior periods                                           0.00

   (v)   Total Servicing Fee due, and accrued but not paid in prior periods ( (iii)+ (iv) )       72,653.89

   (vi)  Monthly Servicing Fee distributed                                                        72,653.89

         Servicing Fee accrued but not paid                                                            0.00

Class A-1 Interest Schedule
---------------------------

         Opening Class A-1 principal balance                                                           0.00

   (i)   Class A-1 Interest Rate                                                                     5.7325%

   (ii)  Number of days in Accrual Period                                                                 0

         Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                       0.0000%

         Current Class A-1 interest due                                                                0.00

         Prior Class A-1 interest arrearage                                                            0.00

         Current Period Interest Shortfall                                                             0.00

         Class A-1 interest distribution                                                               0.00

Class A-2 Interest Schedule
---------------------------

         Opening Class A-2 principal balance                                                 158,517,577.75

         Class A-2 Interest Rate                                                                     6.3900%

         Class A-2 Interest Rate x 30/360                                                            0.5325%

         Current Class A-2 interest due                                                          844,106.10

         Prior Class A-2 interest arrearage                                                            0.00

         Current Period Interest Shortfall                                                             0.00

         Class A-2 interest distribution                                                         844,106.10

Class B Interest Schedule
-------------------------

         Opening Class B principal balance                                                     6,793,610.40

         Class B Interest Rate                                                                       6.5000%

         Class B Interest Rate x 30/360                                                              0.5417%

         Current Class B interest due                                                             36,798.72

         Prior Class B interest arrearage                                                              0.00

         Current Period Interest Shortfall                                                             0.00

         Class B interest distribution                                                            36,798.72


Heller Equipment Asset Receivables Trust 1997-1
----------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.-Servicer
Monthly Report - Schedules Continued
         7/27/98

Class C Interest Schedule
-------------------------
      Opening Class C principal balance                                                                  4,529,073.60
      Class C Interest Rate                                                                                    6.6800%
      Class C Interest Rate x 30/360                                                                           0.5567%
      Current Class C interest due                                                                          25,211.84
      Prior Class C interest arrearage                                                                           0.00
      Current Period Interest Shortfall                                                                          0.00

      Class C interest distribution                                                                         25,211.84

Class D Interest Schedule
-------------------------

      Opening Class D principal balance                                                                  4,846,989.63
      Class D Interest Rate                                                                                    7.6300%
      Class D Interest Rate x 30/360                                                                           0.6358%
      Current Class D interest due                                                                          30,818.78
      Prior Class D interest arrearage                                                                           0.00
      Current Period Interest Shortfall                                                                          0.00

      Class D interest distribution                                                                         30,818.78


Class A-1 Principal Schedule
----------------------------
      Class A-1 Maturity Date                                                                                09/25/98
(i)   Opening Class A-1 principal balance                                                                        0.00
(ii)  ADCB as of last day of second preceding Collection Period                                        174,369,335.36
(iii) ADCB as of last day of immediately preceding Collection Period                                   167,329,116.89
      Expected Class A-1 Payment ( (ii) - (iii) )                                                        7,040,218.47
(iv)  Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                              0.00
      Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                             0.00
      Class A-1 Principal Payment Amount distribution                                                            0.00
                         Shortfall                                                                               0.00

      Class A-1 Principal Balance after current distribution                                                     0.00

Class A-2 Principal Schedule
----------------------------

(i)   Opening Class A-2 principal balance                                                              158,517,577.75
(ii)  Applicable Class A-2 Percentage                                                                           90.91%
(iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes             167,329,116.89
(iv)  Current month targeted Class A-2 principal balance ( (ii) * (iii) )                              152,117,379.14
(v)   (i) - (iv) (zero until Class A-1 has been retired)                                                 6,400,198.61
(vi)  Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                         6,400,198.61

      Class A-2 Principal Payment Amount distributed                                                     6,400,198.61
                         Shortfall                                                                               0.00

      Class A-2 principal balance after current distribution                                           152,117,379.14

Class B Principal Schedule
--------------------------

(i)   Opening Class B principal balance                                                                  6,793,610.40
(ii)  Applicable Class B Percentage                                                                              3.90%
(iii) ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes             167,329,116.89
(iv)  Current month targeted Class B principal balance ( (ii) * (iii) )                                  6,519,316.18
(v)   (i) - (iv) (zero until Class A-1 has been retired)                                                   274,294.22
(vi)  Class B Principal Payment Amount (lesser of (i) or (v) )                                             274,294.22

      Class B Principal Payment Amount distributed                                                         274,294.22
                         Shortfall                                                                               0.00

      Class B principal balance after current distribution                                               6,519,316.18


Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.-  Servicer
Monthly Report - Schedules Continued
          6/25/98

Class C Principal Schedule
--------------------------
(i)       Opening Class C principal balance                                                                            4,529,073.60
(ii)      Applicable Class C Percentage                                                                                        2.60%
(iii)     ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       167,329,116.89
(iv)      Current month targeted Class C principal balance ((ii) * (iii))                                              4,346,210.79
(v)       (i) - (iv) (zero until Class A-1 has been retired)                                                             182,682.81
(vi)      Class C Principal Payment Amount (lesser of (i) or (v))                                                        182,862.81

          Class C Principal Payment Amount distributed                                                                   182,862.81
                         Shortfall                                                                                             0.00

          Class C principal balance after current distribution                                                         4,346,210.79




Class D Principal Schedule
--------------------------

(i)       Opening Class D principal balance                                                                            4,846,989.63
(ii)      Applicable Class D Percentage                                                                                        2.60%
(iii)     ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                       167,329,116.89
(iv)      Current month targeted Class D principal balance ((ii) * (iii))                                              4,346,210.79
(v)       (i) - (iv) (zero until Class A-1 has been retired)                                                             500,778.84
(vi)      Class D Principal Payment Amount (lesser of (i) or (v))                                                        500,778.84

          Class D Principal Payment Amount distributed                                                                   227,423.94
                         Shortfall                                                                                       273,354.90

          Class D principal balance after current distribution                                                         4,619,565.69



Reserve Fund Schedule
---------------------

          Prior month Reserve Fund balance                                                                             2,738,265.00
          Initial ADCB                                                                                               273,826,503.00
          Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                          2,738,265.00
                         (ii) outstanding principal of the Notes)
          Current period draw on Reserve Fund                                                                                  0.00
          Required deposit to Reserve Fund                                                                                     0.00
          Actual deposit to Reserve Fund                                                                                       0.00
          Interest Earned on Reserve Account                                                                              11,410.72
          Deposit to Certificateholder                                                                                    11,410.72
          Ending Reserve Fund balance                                                                                  2,738,265.00

          Ending Reserve Fund balance as a percentage of ADCB                                                                  1.64%



Servicing Fee Schedule
----------------------

          Servicing Fee during an Obligor Event                                                                                0.00
          Servicing Fee paid                                                                                                   0.00



Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.-  Servicer
Monthly Report - Note Factors
     7/27/98
                         CUSIP # 423327AA3
     Class A-1
     ---------
     Class A-1 principal balance                                                                              0.00
     Initial Class A-1 principal balance                                                             62,980,096.00

     Note factor                                                                                       0.000000000



                         CUSIP # 423327AB1
     Class A-2
     ---------
     Class A-2 principal balance                                                                    152,117,379.14
     Initial Class A-2 principal balance                                                            191,678,552.00

     Note factor                                                                                       0.793606679



                         CUSIP # 423327AC9
     Class B
     -------
     Class B principal balance                                                                        6,519,316.18
     Initial Class B principal balance                                                                8,214,795.00

     Note factor                                                                                       0.793606679



                         CUSIP # 423327AD7
     Class C
     -------
     Class C principal balance                                                                        4,346,210.79
     Initial Class C principal balance                                                                5,476,530.00

     Note factor                                                                                       0.793606680




     Class D
     -------
     Class D principal balance                                                                        4,619,565.69
     Initial Class D principal balance                                                                5,476,530.00

     Note factor                                                                                       0.843520567



Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
        7/27/98

ADCB as of the last day of the Collection Period                                                                     167,329,116.89



Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                                    57,105.88
Number of Defaulted Contracts as of the last day of the Collection Period                                                         2
Defaulted Contracts as a percentage of ADCB (annualized)                                                                       0.41%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                          0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                          0

DCB of Prepaid Contracts as of the last day of the Collection Period                                                   1,217,718.85
Number of Prepaid Contracts as of the last day of the Collection Period                                                          17

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                             0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                             0

DCB of Warranty Contracts as of the last day of the Collection Period                                                    786,760.83
Number of Warranty Contracts as of the last day of the Collection Period                                                          1

DCB of repurchased Contracts as of the last day of the Collection Period                                                       0.00
Number of repurchased Contracts as of the Collection Period                                                                       0

DCB of Additional Contracts as of the last day of the Collection Period                                                        0.00
Number of Additional Contracts as of the Collection Period                                                                        0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                          40,477.62



Delinquencies                                          Dollars                    Percent
                                                   --------------             --------------
      Current                                      164,492,435.71                      97.66%
      31-60 days past                                2,560,775.17                       1.52%
      due
      61-90 days past                                  752,892.73                       0.45%
      due
      Over 90 days                                     636,188.75                       0.38%
      past due                                     --------------             --------------
      Total                                        168,442,292.36                     100.00%

      31+ days past due                              3,949,856.65                       2.34%


(i)   DCB of
      cumulative
      Defaulted
      Contracts
      (cumulative
      gross losses to
      date)
(ii)  Cumulative
      Recoveries
      realized on
      Defaulted
      Contracts
      Cumulative net
      losses to date
      ( (i) - (ii) )


           Static
         Information
      Initial ADCB                                    273,826,503
      Discount Rate                                        6.9239%
      Class A-1                                        62,980,096
      Initial
      Principal Amount
      Class A-1                                            5.7325%
      Interest Rate
      Class A-2                                       191,678,552
      Initial
      Principal Amount
      Class A-2                                            6.3900%
      Interest Rate
      Class B Initial                                   8,214,795
      Principal Amount
      Class B Interest                                     6.5000%
      Rate
      Class C Initial                                   5,476,530
      Principal Amount
      Class C Interest                                     6.6800%
      Rate
      Class D Initial                                   5,476,530
      Principal Amount
      Class D Interest                                     7.6300%
      Rate
      Reserve Fund                                      2,738,265
      Initial Deposit
      Class A-1                                          09/25/98
      Maturity Date
      Classes A-2, B,                                    05/25/05
      C, & D Maturity
      Date
      Closing Date                                       09/04/97
    -------------------------------------------------------------